OPERATING REVENUE	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
OPERATING REVENUE	OPERATING REVENUE
VEON generates revenue from the provision of voice, data and other telecommunication services through a range of wireless, fixed and broadband Internet services, as well as selling equipment and accessories. Products and services may be sold separately or in bundled packages.
Revenue from contracts with customers
The table below provides a breakdown of revenue from contracts with customers for the years ended December 31:

	Service revenue						Sale of Equipment and accessories			Other revenue **			Total revenue
	Mobile			Fixed
	2023	2022	2021*	2023	2022	2021*	2023	2022	2021*	2023	2022	2021*	2023	2022	2021*

Pakistan***	1,021	1,169	1,285	19	—	—	6	14	18	73	102	105	1,119	1,285	1,408
Ukraine	859	906	980	53	59	68	—	1	—	7	5	7	919	971	1,055
Kazakhstan	603	497	459	146	116	91	12	13	17	13	10	2	774	636	569
Bangladesh	561	566	553	—	—	—	—	—	—	9	10	11	570	576	564
Uzbekistan	267	232	193	—	1	1	—	—	—	1	—	—	268	233	194
Others	55	66	81	—	—	—	—	—	—	—	—	—	55	66	81
HQ and eliminations	(4)	(8)	(15)	(4)	(4)	(6)	1	—	—	—	—	—	(7)	(12)	(21)

Total	3,362	3,428	3,536	214	172	154	19	28	35	103	127	125	3,698	3,755	3,850
*Prior year comparative for the year ended December 31, 2021 is adjusted following the classification of Russia as a discontinued operation (see Note 10).
**Other revenue primarily includes revenue from our banking operations in Pakistan.
*** In 2022, Pakistan service revenue includes the impact of US$29 relating to the reversal of a provision following a favorable decision from the Islamabad High Court on pending litigation.

Assets and liabilities arising from contracts with customers

The following table provides a breakdown of contract balances and capitalized customer acquisition costs.

	December 31, 2023	December 31, 2022

Contract balances
Receivables (billed)	468	493
Receivables (unbilled)	40	37
Contract liabilities	(157)	(169)

Capitalized costs
Customer acquisition costs	98	126

ACCOUNTING POLICIES
Revenue from contracts with customers
Service revenue
Service revenue includes revenue from airtime charges from contract and prepaid customers, monthly contract fees, interconnect revenue, roaming charges and charges for value added services (“VAS”). VAS includes short messages, multimedia messages, caller number identification, call waiting, data transmission, mobile internet, downloadable content, mobile finance services, machine-to-machine and other services. The content revenue relating to VAS is presented net of related costs when VEON’s performance obligation is to arrange the provision of the services by another party (VEON acts as an agent), and gross when VEON is primarily responsible for fulfilling the obligation to provide such services to the customer.
Revenue for services with a fixed term, including fixed-term tariff plans and monthly subscriptions, is recognized on a straight-line basis over time. For pay-as-you-use plans, in which the customer is charged based on actual usage, revenue is recognized on a usage basis. Some tariff plans allow customers to rollover unused services to the following period. For such tariff plans, revenue is generally recognized on a usage basis.
For contracts which include multiple service components (such as voice, text, data), revenue is allocated based on stand-alone selling price of each performance obligation. The stand-alone selling price for these services is usually determined with reference to the price charged per service under a pay-as-you-use plan to similar customers.
Upfront fees, including activation or connection fees, are recognized on a straight-line basis over the contract term. For contracts with an indefinite term (for example, prepaid contracts), revenue from upfront fees is recognized over the average customer life.
Revenue from other operators, including interconnect and roaming charges, is recognized based on the price specified in the contract, net of any estimated retrospective volume discounts. Accumulated experience is used to estimate and provide for the discounts.
All service revenue is recognized over time as services are rendered.
Sale of equipment and accessories
Equipment and accessories are usually sold to customers on a stand-alone basis, or together with service bundles. Where sold together with service bundles, revenue is allocated pro-rata, based on the stand-alone selling price of the equipment and the service bundle.
The vast majority of equipment and accessories sales pertain to mobile handsets and accessories. Revenue for mobile handsets and accessories is recognized when the equipment is sold to a customer, or, if sold via an intermediary, when the intermediary has taken control of the device and the intermediary has no remaining right of return. Revenue for fixed-line equipment is not recognized until installation and testing of such equipment are completed and the equipment is accepted by the customer.
All revenue from sale of equipment and accessories is recognized at a point in time.
Contract balances
Receivables and unbilled receivables mostly relate to amounts due from other operators and postpaid customers. Unbilled receivables are transferred to Receivables when the Group issues an invoice to the customer.
Contract liabilities, often referred to as ‘Deferred revenue’, relate primarily to non-refundable cash received from prepaid customers for fixed-term tariff plans or pay-as-you-use tariff plans. Contract liabilities are presented as ‘Long-term deferred revenue’, ‘Short-term deferred revenue’ and ‘Customer advances’ in Note 6. All current contract liabilities outstanding at the beginning of the year are recognized as revenue during the year.
Customer acquisition costs
Certain incremental costs that are incurred in acquiring a contract with a customer (“customer acquisition costs”) and are considered recoverable are deferred in the consolidated statement of financial position, within 'Other assets' (see Note 6). Such costs generally relate to commissions paid to third-party dealers and are amortized on a straight-line basis over the average customer life within ‘Selling, general and administrative expenses’.
The Group applies the practical expedient available for customer acquisition costs for which the amortization would have been shorter than 12 months. Such costs relate primarily to commissions paid to third parties upon top-up of prepaid credit by customers and sale of top-up cards.
SOURCE OF ESTIMATION UNCERTAINTY
Average customer life
Management estimates the average customer life for revenue (such as upfront fees) from contracts with an indefinite term and for customer acquisition costs. The average customer life is calculated based on historical data, specifically churn rates which are impacted by relevant country or market characteristics, customer demographic and the nature and terms of the product (such as mobile and fixed line, prepaid and postpaid).